                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               February 3, 2003
                                                               ----------------


                           WENDY'S INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                         1-8116                     31-0785108
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)



4288 West Dublin-Granville Road, Dublin, Ohio                       43017
-----------------------------------------------------         ------------------
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code         (614) 764-3100
                                                           --------------------



                                 Not Applicable
--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)










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ITEM 1.                    CHANGES IN CONTROL OF REGISTRANT.
------                     --------------------------------

                           Not applicable.

ITEM 2.                    ACQUISITION OR DISPOSITION OF ASSETS.
------                     ------------------------------------

                           Not applicable.

ITEM 3.                    BANKRUPTCY OR RECEIVERSHIP.
------                     --------------------------

                           Not applicable.

ITEM 4.                    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------                     ---------------------------------------------

                           Not applicable.

ITEM 5.                    OTHER EVENTS AND REGULATION FD DISCLOSURE.
------                     -----------------------------------------

                           On February 3, 2003, the Company issued a press release announcing its financial goals for 2003. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 6.                    RESIGNATIONS OF REGISTRANT'S DIRECTORS.
------                     --------------------------------------

                           Not applicable.

ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS.
------                     ---------------------------------

                           The press release described in Item 5 above is attached hereto as Exhibit 99.

ITEM 8.                    CHANGE IN FISCAL YEAR.
------                     ---------------------

                           Not applicable.

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ITEM 9.                    REGULATION FD DISCLOSURE.
------                     ------------------------

                           Not applicable.


                                    SIGNATURE
                                    ---------
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WENDY'S INTERNATIONAL, INC.


                                             By: /s/ Kerrii B. Anderson
                                             -----------------------------
                                             Kerrii B.Anderson
                                             Executive Vice President &
                                             Chief Financial Officer

Date:       February 3, 2003
            -----------------------------




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